                                                                    EXHIBIT 99.2

        CERTIFICATION UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



I, David M. Mulder, Executive Vice President, Chief Administrative Officer and Senior Financial Officer of Salton, Inc. (the "Company"), certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended December 28, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





Dated: May 13, 2003                            /s/David M. Mulder
                                               ---------------------------------
                                               David M. Mulder
                                               Executive Vice President,
                                               Chief Administrative Officer and
                                               Senior Financial Officer